Corporate Presentation January 2023 Exhibit 99.1

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify these statements by forward-looking words such as “may,” “might,” “could,” “will,” “would,” “should,” “expect,” “possible,” “potential,” “anticipate,” “contemplate,” “believe,” “estimate,” “plan,” “predict,” “project,” “intends,” and “continue” or similar words, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements with respect to the operations of the Company, strategies, prospects and other aspects of the business of the Company are based on current expectations that are subject to known and unknown risks and uncertainties, which could cause actual results or outcomes to differ materially from expectations expressed or implied by such forward-looking statements. These factors include, but are not limited to: risks that the recently completed business combination disrupts the Company’s current plans and ability to retain its employees; the Company’s ability to maintain the listing of its securities on the Nasdaq Capital Market; the effect of the COVID-19 pandemic on the Company’s business; the price of the Company’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which the Company plans to operate, variations in performance across competitors, changes in laws and regulations affecting the Company’s business and changes in the capital structure; the ability to implement business plans, forecasts, and other expectations and identify and realize additional opportunities; the risk of downturns and the possibility of rapid change in the highly competitive industry in which the Company operates; the risk that the Company and its current and future collaborators are unable to successfully develop and commercialize the Company’s products or services, or experience significant delays in doing so; the risk that we will be unable to continue to attract and retain third-party collaborators, including collaboration partners and licensors; the risk that the Company may never achieve or sustain profitability; the risk that the Company will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; the risk that the Company experiences difficulties in managing its growth and expanding operations; the risk that third-party suppliers and manufacturers are not able to fully and timely meet their obligations; the risk that the Company is unable to secure or protect its intellectual property; the risk that the Company is unable to secure regulatory approval for its product candidates; general economic conditions; and other risks and uncertainties indicated in the Quarterly Report on Form 10-Q filed with the SEC on November 14, 2022 under “Risk Factors” and in other filings that have been made or will be made with the SEC. Accordingly, nothing in this presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved, and any forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Forward-Looking Statements

True medical advances are inspired by compassion Our technology transforms antibody therapies from IV to self-administered, SQ forms The freedom of self injectable care allows patients to fully realize the potential of their lives Leading a compassionate new era in medicine.

Comera Life Sciences Investment Highlights Capital Efficient Business model characterized by low operating cost and development spend Near-Term Milestones Partnerships yield near-term licensing fees; IND filing milestones within ~2 years Lower-Risk Development Focus on reformulation of existing drugs Multiple Shots on Goal SQore™ technology can be applied across multiple partnership and pipeline programs

Innovative Technology Enables Self Administration of Biologics IV SQ >200 EXCIPIENT COMPOUNDS PROPRIETARY EXCIPIENT ENGINEERING + >$30M invested in building and developing platform technology ~10 years of research to develop and optimize SQore platform Robust platform tested across 20 different mAbs

Approaches that either alter mAb structure/function or the physical form of the antibody itself raise new scientific issues that may increase development risk, cost and timeline Well-Positioned vs. Other Approaches SQore technology does not alter the structure or physical form of antibodies in solution, reducing drug product development uncertainty, time and expense vs. some other approaches approach SQore excipients do not bind to antibody No structural or chemical change to antibody Antibody remains as a true solution with no particulates No expected impact to mAb absorption or distribution after SQ administration Other viscosity reduction approach examples Alteration of protein conformation or chemistry (e.g. dehydration, resuspension) Alteration of delivered solution (e.g. non-aqueous microparticle suspension) Impact to mAb absorption or distribution after SQ administration potentially unknown

Learnings shared across pharma partnerships and internal product development PARTNERSHIPS Partnering with companies to develop their IV biologic drugs into SQ formulations Near-term revenues Potential for license fees, milestones and royalties PIPELINE Initial focus on reformulating existing biologics from IV to SQ Option to out-license development/commercialization rights Dual Growth Pillars: Partnerships and Pipeline Comera’s growth driven by utilizing our SQore platform to create value through partnerships with external innovators as well as developing our own reformulated SQ assets

Partnership Value Generated Through Multiple Stages Revenue generating research collaboration to assess feasibility Feasibility Evaluation License Option Exercise Potential $multi-million upfront payment to license SQore technology Milestones Potential $multi-million payments upon achievement of key development milestones Royalties Potential single to mid teen % royalty on product sales Biopharma Out-Licensors are Receiving Larger Upfront Cash and Equity Investment Deals Source: DealForma.com database. Financials based on disclosed figures. Data through 4/7/2022.

CLS-001 (SQ Vedolizumab): Best-in-Class Formulation

Comera LIFE SCIENCES

CLS-001 is a multibillion-dollar product opportunity bringing differentiated value to improve the lives of patients with a self-administered SQ formulation having reduced dosing frequency

Program	SQ formulation of vedolizumab
Therapeutic Area	IBD *Ulcerative colitis and Crohn's disease*
Development Status	Formulation development
Competition	No SQ currently in US *Estimated SQ Entyvio approval 2024*
Differentiation	Once monthly SQ dosing vs. every 2 weeks
Peak Annual Sales Potential	~$2B

Blockbuster product - large conversion opportunity

Entyvio® vedolizumab

WW Sales (2021): **$4B**

Estimated Peak (2026+): **$7.5-9.0B**

Estimated Program Value

CLS-001 rNPV by Stage



Today
$0.4B
58%
Phase 1/2
$0.8B
62%
Phase 3
$1.7B
75%
BLA Filing
$3.0B
95%
Approval
$3.5B
Key
Risk-adjusted NPV (rNPV)
Probability of success

Source: : L.E.K market research and analysis, January 2022; EvaluatePharma; Biosimilardevelopment.com; Parrish (2020); Company website; Cowen (09.2021); SVB Leerink (10.2021); H.C. Wainwright (10.2021); Jefferies (07.2021); https://www.takeda.com/4ada11/siteassets/system/investors/report/quarterlyannouncements/fy2022/qr2022_q2_p01_en.pdf

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Biologics Market is Massive and Growing Rapidly Source: https://www.globenewswire.com/news-release/2022/08/09/2494541/0/en/The-Global-Biologics-market-is-projected-to-grow-at-a-CAGR-of-8-82-By-2032-Visiongain-Reports-Ltd.html Source: https://www.globenewswire.com/news-release/2019/01/11/1690388/0/en/Global-Biologics-Outsourcing-Market-2018-2027-In-2017-7-out-of-10-Blockbuster-Drugs-were-Biologics-Outnumbering-Small-Molecule-Drugs.html Global biologics market valued at ~$383B in 2022 and is expected to grow at an 8.8% CAGR through 20321 7 of the top 10 global medicines are biologics2 Products across all major therapeutic indications Significant market opportunity for formulation improvements mAb therapies at the vanguard of cutting-edge biomedical technology and driving the next generation of treatments Multiple $Billion Products

Most biologics administered intravenously, with significant limitations Self-administered SQ therapy has multiple potential benefits High viscosity is a significant hurdle to formulating biologics to SQ High Unmet Need for Self-Administered SQ Formulations High Viscosity Low Viscosity

Lead SQore excipient, caffeine, used to show SQ formulation proof of concept for two leading mAbs Significant viscosity reduction No effect on mAb stability No loss of biological activity : Validated by Scientific Peer-Review Source: “Caffeine as a viscosity reducer for highly concentrated monoclonal antibody solutions”, Journal of Pharmaceutical Sciences, 110 (2021) 3594−3604, https://doi.org/10.1016/j.xphs.2021.06.030 Caffeine-based lead SQore excipient proven in externally validated, rigorous scientific evaluation to achieve all desired target parameters for a viable SQ formulation

Caffeine-based Excipient Optimized to Lower Viscosity for Several Biologics Ipilimumab formulated in Yervoy commercial formulation vehicle (Comm.) and PBS with or without 75 mM caffeine Source: “Caffeine as a viscosity reducer for highly concentrated monoclonal antibody solutions” Journal of Pharmaceutical Sciences 110 (2021) 3594−3604 https://doi.org/10.1016/j.xphs.2021.06.030 77% viscosity reduction 45-78% viscosity reduction Inﬂiximab formulated in a 20 mM phosphate-acetate buffer at pH 6.0 (control) and in the presence of 75 mM caffeine, 100 mM ArgHCl, or 100 mM NaCl infliximab (mg/mL) ipilimumab (mg/mL) Viscosity (cP) Viscosity (cP)

SQore™ Platform Commands Strong IP Portfolio

Comera LIFE SCIENCES

3 Patent families; 12 issued

- Viscosity Reduction
- Stabilizer
- Process enhancement

>35 Patents Pending

Broad geographical reach:

- US
- EU
- APAC
- Canada

- **Innovation focused on novel method of use for excipient molecules**
  - Viscosity reduction
  - Stability enhancement
  - Enhancement of processing efficiency
  - SQore computational prediction algorithms
- **New formulation IP generated with SQore technology provides substantial value**
  - Compelling commercial proposition of lifecycle extension for partners drives significant interest
  - Potential for extension of franchise patent protection: ~20 years

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IP With Solid Long-Term Protection into 2040s 2035 2037 2038 2039 2040 702 703 Jun Oct Jun 2014 2015 2016 706 704 705 708 707 709 710 Aug 2017 Mar/Nov 2018 Oct/Nov 2019 Sep Nov 2020 2021 711 <Priority> <Expiry> Viscosity Stability Protein Processing 712 713 Excipient Selection 2022/ 2023 702 703 704 707 706 708 710 711 713 705 712 709 2043/ 2041 2042 2044

Platform Leading to High-Value Partnerships Selective focus on high-value collaborations with near-term milestone value Late-stage clinical programs and/or commercialized assets Programs with significant commercial potential High patient quality-of-life impact with availability of self-injectable formulation Emphasis on long-term value creation (milestone payments, royalties), if collaboration successful Companies with broad mAb portfolio Potential interest in licensing and acquiring Comera’s internal assets at downstream stages of development Partnering Strategy

Ongoing Revenue-Generating, High-Value Partnerships, with Additional Collaborations on the Horizon Current Partnerships Partnership #1 Regeneron Leading US biotechnology company High-priority assets in development Recently extended and broadened Includes a right to negotiate license after further technical evaluation complete Partnership #2 Undisclosed Top 10 global pharma company Drug commercialized globally, currently the largest biologic drug by revenue to Company (top two overall) Option to license after further technical evaluation complete Partnership #3 Intas Pharmaceuticals Ltd. Intas Pharmaceuticals is a leading, vertically-integrated pharmaceutical company. Development of a biosimilar product in oncology Option to license after further technical evaluation

Leveraging SQore to Build Our Own SQ Pipeline Development focus is utilizing SQore platform to reformulate existing, commercially proven IV biologics to SQ forms, then out-licensing to partners after IND filing PARTNERSHIPS Partnering with companies to develop their IV biologic drugs into SQ formulations Near-term revenues Potential for license fees, milestones and royalties PIPELINE Limited investment focused on reformulating existing biologics from IV to SQ Low development cost, goal to get to IND and then out-license 2-3 years to monetization Multiple asset opportunities Short-term development Low capital intensity Lower risk vs. novel program Near-term return

Multiple SQ Pipeline Opportunities Exist

Comera LIFE SCIENCES

We have identified several other opportunities that fit the profile of our development focus: SQ reformulation of multi-billion dollar IV biologic products using the SQore platform

	Therapeutic Area	Peak Market Size
Opportunity #1	Oncology	~$15B
Opportunity #2	Oncology	~$10B
Opportunity #3	Inflammation	~$1B
Opportunity #4	Oncology	~$3B
Opportunity #5	Inflammation	~$2B
Opportunity #6	Oncology, Inflammation	~$4B

Source: L.E.K market research and analysis, January 2022

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Experienced and Accomplished Management Team Successful track record of drug development and life sciences operating expertise Neal I. Muni, MD, MSPH Chief Operating Officer Jeffrey S. Hackman Chairman and Chief Executive Officer Robert Mahoney, Ph.D. Chief Scientific Officer Michael Campbell Chief Financial Officer Janice Marie McCourt Chief Business Officer

Comera Life Sciences Investment Highlights Capital Efficient Near-Term Milestones Lower-Risk Development Multiple Shots on Goal Business model characterized by low operating cost and development spend Partnerships yield near-term licensing fees; IND filing milestones within ~2 years Focus on reformulation of existing drugs SQore™ technology can be applied across multiple partnership and pipeline programs

Thank you! Investor Contact John Woolford ICR Westwicke John.Woolford@westwicke.com Press Contact Jon Yu ICR Westwicke comerapr@westwicke.com 12 Gill Street, Suite 4650 Woburn, MA 01801, USA comeralifesciences.com